SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 20, 1998.

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


   North Carolina                333-31441            56-1886793
(State or other jurisdiction  (Commission           (IRS Employer
 of incorporation)            File Number)       Identification No.)

            7800 McCloud Road, Greensboro, North Carolina 27425-7081
              (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (336) 664-2400

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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

     On February 20, 1998, the Registrant entered into an underwriting agreement with Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc. (the "Underwriters"), pursuant to which the Underwriters agreed to purchase and offer for sale to the public, $190,975,000 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1998-A, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M and Class B-1 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-31441), and are offered pursuant to a Prospectus, dated February 20, 1998, and a related Prospectus Supplement, dated February 20, 1998, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

     In connection with the offering of the Offered Securities, the Underwriter has prepared and disseminated to potential purchasers certain "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Series Term Sheets, Computational Materials and/or Structural Terms Sheet(s) as Exhibit 99.1.

Exhibits


  99.1 Copy of "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)" as provided by Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc.

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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



February 20, 1998                       OAKWOOD MORTGAGE
INVESTORS,                              INC.



                                        By: /s/ C. Michael Kilbourne
                                            ------------------------
                                        Name:  C. Michael Kilbourne

                                        Title: Vice President


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                                INDEX TO EXHIBITS


                                                                            Page
                                                                            ----

99.1     Copy of "Series Term Sheets", "Computational Materials"
         and/or "Structural Terms Sheet(s)"
         as provided by Credit Suisse First Boston
         and First Chicago Capital Markets, Inc..................

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